                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                        Date of Report: November 2, 1999


                      Fresenius Medical Care Holdings, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                 New York                                    1-3720                               13-3461988
-----------------------------------------------------------------------------------------------------------------------
(State/other jurisdiction of incorporation)         (Commission File Number)          (IRS Employer Identification No.)

  Two Ledgemont Center, 95 Hayden Avenue            Lexington, Massachusetts                         02420
-----------------------------------------------------------------------------------------------------------------------
 (Address of principal executive offices)                                                         (Zip Code)


Registrant's telephone no., including area code (781) 402-9000
                                                --------------

ITEM 5. OTHER EVENTS

Fresenius Medical Care AG, the parent corporation of Fresenius Medical Care Holdings, Inc. (the "Company"), disseminated the press release attached hereto as Exhibit 99 on November 2, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         Exhibit 99 Press Release dated November 2, 1999 issued by the Company's parent corporation, Fresenius Medical Care AG, announcing preliminary results from operations for the three months ended September 30, 1999. The Company's preliminary results from operations for the three-month period ended September 30, 1999 are referred to in the Press Release as "North American" financial results.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FRESENIUS MEDICAL CARE HOLDINGS, INC.



Date: November 2, 1999                  By: /s/ Jerry A. Schneider
                                            -------------------------------
                                            Jerry A. Schneider
                                            Chief Financial Officer

                                INDEX TO EXHIBITS



EXHIBIT NUMBER             DESCRIPTION

Exhibit 99 Press Release dated November 2, 1999 issued by the Company's parent corporation, Fresenius Medical Care AG, announcing preliminary results from operations for the three months ended September 30, 1999. The Company's preliminary results from operations for the three-month period ended September 30, 1999 are referred to in the Press Release as "North American" financial results.













                                      -4-